TREND AGGREGATION GROWTH ETF

TAAG

TREND AGGREGATION ESG ETF

TEGS

TREND AGGREGATION DIVIDEND STOCK ETF

TADS

TREND AGGREGATION U.S. ETF

TAEQ

(Each a series of Collaborative Investment Series Trust)

Supplement dated March 24, 2021 to the Prospectus and

Statement of Additional Information (“SAI”) dated February 27, 2020, as previously supplemented.

The following supersedes any contrary information contained in any current Prospectus and SAI

Effective March 24, 2021, Tuttle Tactical Management, LLC has changed its name to Tuttle Capital Management, LLC. Accordingly, all references to Tuttle Tactical Management, LLC are hereby deleted and replaced with Tuttle Capital Management, LLC.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated February 27, 2020 for each Fund, which provides information that you should know about the Funds before investing and should be retained for future references.  These documents are available upon request and without charge by calling (866) 904-0406.